UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2008

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5615 Scotts Valley Drive, Suite 110
Scotts Valley, CA 95066
(Address of principal executive offices and Zip Code)
(831) 438-8200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.
On October 23, 2008, the Board of Directors of VirnetX Holding Corporation, or the Company, authorized the establishment of an advisory board and the Company concurrently entered into advisory board agreements with John Cronin, Paul Henderson, and John F. Slitz. The members of the Company’s advisory board will collaborate with and provide advice and assistance to the Company, with a focus on facilitating the development and commercialization of the Company’s licensing program. The Company will strategically select members of its advisory board, including those appointed on October 23, 2008, who are well-informed and well-connected in fields relevant to our software and technology solutions, market direction, and future plans. Biographical information regarding the Company’s three advisory members appointed on October 23, 2008 is listed below.
     John Cronin. Mr. Cronin is Managing Director and Chairman of ipCapital Group. Mr. Cronin spent over 17 years at IBM Corporation and became its top inventor with over 100 patents and 150 patent publications. He created and ran “The IBM Patent Factory” which was essential to helping IBM become number one in US patents and the team contributed to start of and success of IBM’s successful licensing program. Mr. Cronin holds a BSEE, an MSEE, and a B.A. degree in Psychology from the University of Vermont.
     Paul Henderson. Mr.  Henderson is Managing Director of Clarify LLC, a business advisory firm specializing in intellectual property strategy for both early stage and established companies. Prior to this, Mr. Henderson was Director of IP acquisition at Hewlett Packard, or HP. Mr. Henderson also managed HP’s Product Generation Consulting Group, providing internal advisory and consulting services to senior leaders of HP businesses. Mr. Henderson holds MBAs from UC Berkeley Haas School of Business and Columbia Graduate School of Business and a degree in Chemical Engineering from the University of Washington.
     John F. Slitz. Mr.  Slitz is the founder of World Series of Golf, Inc. and has been its Chairman of the Board of Directors since 2003. He was also Vice President of IBM from 2005 to 2007.   From 2002 to 2005, Mr. Slitz served as Chief Executive Officer and President of Systems Research and Development (acquired by IBM in 2005). From 2000 to 2002, he was a venture partner at Osprey Ventures, focusing on investments in middleware software companies. Mr. Slitz was also a principal at Slitz & Company, a consulting firm to software and Internet companies. From 1997 to 1999, he was Senior Vice President of Marketing with Novell, Inc. Mr. Slitz holds a B.A. in Economics from SUNY at Cortland, MALS in Psychology/Sociology from the Graduate Faculty New School for Social Research, and an MBA in Management from Farleigh-Dickinson University.
Safe Harbor Statement
Statements in this report that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein include, without limitation, statements relating to the Company’s advisory board and future advisory board members. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “will seek to,” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject to all of the other risks and uncertainties that are described from time to time under the heading “Risk Factors” in the Company’s reports and registration statements filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2008	VIRNETX HOLDING CORPORATION

	By:	/s/ Kendall Larsen

	Name:	Kendall Larsen
	Title:	Chief Executive Officer